UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2024

PennyMac Financial Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38727	83-1098934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224-7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	PFSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 29, 2024, PennyMac Financial Services, Inc. (the “Company”), through its indirect subsidiary, PNMAC GMSR ISSUER TRUST (the “Issuer Trust”), issued an aggregate principal amount of $425 million in secured term notes (the “2024-GT1 Notes”) to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). The 2024-GT1 Notes bear interest at a rate equal to United States 30 Day Average Secured Overnight Financing Rate or SOFR plus 3.20% per annum, payable each month beginning in March 2024, on the 25th day of such month or, if such 25th day is not a business day, the next business day. The 2024-GT1 Notes will mature on March 25, 2029 or, if extended pursuant to the terms of the Term Note Indenture Supplement (as defined below), either March 25, 2030 or March, 25, 2031. The 2024-GT1 Notes have been assigned an investment grade rating of BBB by Kroll Bond Rating Agency and will rank pari passu with other secured term notes issued by the Issuer Trust. In addition, the 2024-GT1 Notes are secured by certain participation certificates relating to Ginnie Mae mortgage servicing rights and excess servicing spread relating to such mortgage servicing rights that are financed by PennyMac Loan Services, LLC pursuant to a series of structured finance transactions, which are further described in the Company’s other current and periodic reports.

The 2024-GT1 Notes have not been and are not expected to be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold within the United States or to U.S. persons absent an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

The 2024-GT1 Notes were issued pursuant to the terms of a Series 2024-GT1 indenture supplement, dated as of February 29, 2024 (the “Term Notes Indenture Supplement”) to the Third Amended and Restated Base Indenture, dated as of April 1, 2020, as amended (the “Amended Base Indenture”).

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the other descriptions and the full text of the Term Notes Indenture Supplement attached hereto as Exhibit 10.1 and the full text of the Amended Base Indenture filed with the Company’s Current Report on Form 8-K on April 7, 2020.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	Series 2024-GT1 Indenture Supplement to Third Amended and Restated Base Indenture, dated as of February 29, 2024, by and among PNMAC GMSR ISSUER TRUST, Citibank, N.A., PennyMac Loan Services, LLC, and Atlas Securitized Products, L.P.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC FINANCIAL SERVICES, INC.

Dated: March 7, 2024	/s/ Daniel S. Perotti
Daniel S. Perotti
Senior Managing Director and Chief Financial Officer